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                                                                    Exhibit 24.1


                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. von GLAHN, SHAWNA L. GEHRES, and SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a Registration Statement on Form S-4 for the registration and exchange of Williams' $700,000,000 7.50% Debentures due January 15, 2031 and $400,000,000 6.75% Putable Asset Term Securities (PATS) Putable/Callable January 15, 2006, and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

         THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. von GLAHN, SHAWNA L. GEHRES, and SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 13th day of December, 2000.



        /s/ Keith E. Bailey                         /s/ Jack D. McCarthy
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        Keith E. Bailey                              Jack D. McCarthy
    Chairman of the Board,                         Senior Vice President
        President and                           (Principal Financial Officer)
  Chief Executive Officer
(Principal Executive Officer)


                               /s/ Gary R. Belitz

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                                 Gary R. Belitz
                                   Controller
                         (Principal Accounting Officer)


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         /s/ Hugh M. Chapman                         /s/ Glenn A. Cox
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         Hugh M. Chapman                              Glenn A. Cox
            Director                                    Director


    /s/ Thomas H. Cruikshank                       /s/ William E. Green
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       Thomas H. Cruikshank                           William E. Green
            Director                                    Director


         /s/ W. R. Howell                            /s/ James C. Lewis
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          W. R. Howell                                James C. Lewis
           Director                                      Director


      /s/ Charles M. Lillis                          /s/ George A. Lorch
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        Charles M. Lillis                              George A. Lorch
           Director                                        Director


       /s/ Frank T. MacInnis                        /s/ Peter C. Meinig
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         Frank T. MacInnis                          Peter C. Meinig
           Director                                    Director


       /s/ Gordon R. Parker                          /s/ Janice D. Stoney
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         Gordon R. Parker                               Janice D. Stoney
            Director                                      Director


     /s/ Joseph H. Williams
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        Joseph H. Williams
          Director

                                              THE WILLIAMS COMPANIES, INC.



                                              By:  /s/ William G. von Glahn
                                                 -------------------------------
                                                      William G. von Glahn

ATTEST:

   /s/ Suzanne H. Costin
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       Suzanne H. Costin
          Secretary